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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT





           We consent to the incorporation by reference in this Registration Statement of Franklin Financial Corporation on Form S-8 of our report dated February 16, 1998, appearing in the Annual Report on Form 10-KSB of Franklin Financial Corporation for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.




/S/ DELOITTE & TOUCHE LLP




Nashville, Tennessee
October 1, 1998